UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 9, 2007

                         Protalix BioTherapeutics, Inc.
             (Exact name of registrant as specified in its charter)

    Florida                        000-27836                     65-0643773
---------------                   ------------               -------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

                                 2 Snunit Street
                                  Science Park
                                     POB 455
                              Carmiel, Israel 21000
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                Orthodontix, Inc.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Registrant's telephone number, including area code: +972-4-988-9488

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 9, 2007, Protalix BioTherapeutics, Inc. (the "Company") issued a press release announcing that its common stock had been approved for listing on the American Stock Exchange. The Company's common stock is expected to commence trading on the American Stock Exchange under the ticker symbol PLX on Monday, March 12, 2007. The approval is contingent upon the Company being in compliance with all applicable listing standards on the date it begins trading on the American Stock Exchange, and may be rescinded if the Company is not in compliance with such standards.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits

99.1  Press release dated March 9, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PROTALIX BIOTHERAPEUTICS, INC.

                                                  (Registrant)

Date: March 12, 2007                              By: /s/ David Aviezer
                                                      ----------------------
                                                  Name: David Aviezer, Ph.D.
                                                  Title: President and
                                                  Chief Executive Officer


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